April 26, 2002

                        THE DREYFUS/LAUREL FUNDS, INC.
                   DREYFUS PREMIER SMALL COMPANY STOCK FUND
                           SUPPLEMENT TO PROSPECTUS
                              DATED MARCH 1, 2002

   At a meeting of the Board of Directors of The Dreyfus/Laurel Funds, Inc. (the " Company" ) held on April 25, 2002, the Board approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the "Plan") between the Company, on behalf of Dreyfus Premier Small Company Stock Fund (the "Fund"), and MPAM Funds Trust, on behalf of MPAM Mid Cap Stock Fund (the "Acquiring Fund"). The Plan provides for the transfer of the Fund's assets to the Acquiring Fund in a tax-free exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities, the distribution of shares of the Acquiring Fund to Fund shareholders and the subsequent termination of the Fund (the "Reorganization").

   It is currently contemplated that holders of Fund shares as of May 30, 2002 (the "Record Date") will be asked to approve the Plan on behalf of the Fund at a special meeting of shareholders to be held on or about August 22, 2002. If the Plan is approved, the Reorganization will become effective on or about August 29, 2002.

   In anticipation of the Reorganization, the Fund is closed to any investments for new accounts. Subsequent investments in already existing accounts will be permitted up until the time of the Reorganization.

   A Prospectus/Proxy Statement with respect to the proposed Reorganization will be mailed prior to the meeting to Fund shareholders as of the Record Date. The Prospectus/Proxy Statement will describe the Acquiring Fund and other matters. Investors may obtain a free copy of the Prospectus of the Acquiring Fund by calling 1-800-554-4611.


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